TCW GALILEO INSTITUTIONAL FUNDS
U.S. Equities


                         This prospectus tells you about the Institutional Class
                        shares of three of the separate investment funds offered
                                   by TCW Galileo Funds, Inc., each of which has different investment objectives and policies.
                                             Please read this document carefully
                                               and keep it for future reference.
                                                  Sometimes we will refer to the
                                                        funds in this prospectus
                                                        as Galileo Equity Funds.



                                [LOGO OF TCW GALILEO FUNDS INC.]
November 15, 2001

                                Diversified Value Fund

                                Income + Growth Fund

                                Opportunity Fund



      As with all mutual funds
            the Securities and
       Exchange Commission has
               not approved or
             disapproved these
      securities or determined
         if this Prospectus is
     truthful or complete. Any
         representation to the
contrary is a criminal offense

           The Firm

           Founded in 1971, the TCW Group (TCW) provides a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of over 300 investment and administrative professionals located in Los Angeles, New York, Houston, San Francisco, Hong Kong, and London, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Galileo Funds. TCW has approximately $80 billion under management or committed to management. TCW is an indirect subsidiary of Societe Generale S.A., France's second largest bank.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of three separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Diversified Value Fund

TCW Galileo Opportunity Fund

TCW Galileo Income + Growth Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November 15, 2001
[TCW GALILEO FUNDS INC. LOGO]
Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   2
Principal Risks............................................................   2
Performance Summary........................................................   4
Fund Expenses and Expense Example..........................................   7

TCW Galileo Diversified Value Fund
Investment Objectives/Approach.............................................   9
Main Risks.................................................................  11

TCW Galileo Opportunity Fund
Investment Objectives/Approach.............................................  12
Main Risks.................................................................  15

TCW Galileo Income + Growth Fund
Investment Objectives/Approach.............................................  16
Main Risks.................................................................  18
Risk Considerations........................................................  19
Management of the Funds....................................................  23
Multiple Class Structure...................................................  24

YOUR INVESTMENT
Account Policies and Services..............................................  25
To Open An Account/To Add To An Account....................................  28
To Sell Or Exchange Shares.................................................  29
Distributions and Taxes....................................................  30

Financial Highlights.......................................................  31
FOR MORE INFORMATION.......................................................  34

General Fund Information

Investment Objectives and Principal Strategies

                                                                   Principal
                                                                   Investment
 TCW Galileo Funds, Inc.            Investment Objectives          Strategies
---------------------------------------------------------------------------------
 TCW Galileo Diversified Value Fund Long term capital appreciation Invests in equity
                                                                   securities of
                                                                   large
                                                                   capitalization
                                                                   companies.
---------------------------------------------------------------------------------
 TCW Galileo Opportunity Fund       Long term capital appreciation Invests in
                                                                   equity
                                                                   securities of
                                                                   small
                                                                   capitalization
                                                                   companies
---------------------------------------------------------------------------------
 TCW Galileo Income + Growth Fund   High level of dividend income  Invests in
                                                                   equity
                                                                   securities of
                                                                   issuers which
                                                                   pay dividends.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as a Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 . MARKET RISK

 There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 . SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 . PRICE VOLATILITY

 There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Opportunity Fund may be subject to greater price volatility than other funds because it invests primarily in securities of small sized companies.

Each Fund may also be subject (in varying degrees) to the following risks:

 . LIQUIDITY RISK

 There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. The Opportunity Fund may be subject to liquidity risk because it invests primarily in securities of small sized companies.

 . FOREIGN INVESTING RISK

 The Opportunity Fund may invest a portion of its assets in foreign securities. There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 . CREDIT RISK

 There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on a fixed income instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 19.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance. The first table shows you how the Fund's performance has varied from year to year. The second table compares each Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information for each Fund includes the performance of its predecessor investment company, ("Predecessor Funds"), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The Predecessor Funds have investment objectives and strategies that are substantially similar to the Funds. The performance of Predecessor Funds in the bar charts and other tables was calculated using the fees and expenses (not including the sales charge of 4.75% for Class A shares) of the Class A shares of the Predecessor Funds. As with all mutual funds, past performance is not a prediction of futures results.

                         Year by year total return (%)
                          as of December 31, each year

                       TCW Galileo Diversified Value Fund


                                 1998     9.34%
                                 1999    -3.27%
                                 2000    13.66%
* The Fund's total return for the period November 1, 2000 to September 30, 2001 is: -15.10%

            Best and worst quarterly performance during this period


   Fund                                        Performance
------------------------------------------------------------
  . Diversified Value Fund
   Quarter ending 6/30/1999                   16.00% (Best)
   Quarter ending 9/30/1998                  -16.39% (Worst)

              Average Annual Total Return as of December 31, 2000


                                         Since
   Fund                         1 year inception
------------------------------------------------
  . Diversified Value Fund       8.24%     4.61%
    S&P 500                     -9.10%   -12.26%
    Russell 1000 Value Index     7.01%    -9.93%

           Year by year total return (%) as of December 31, each year

                          TCW Galileo Opportunity Fund

                                 1991    45.81%
                                 1992     4.92%
                                 1993    31.55%
                                 1994     3.89%
                                 1995    15.52%
                                 1996    25.23%
                                 1997    11.31%
                                 1998   -25.86%
                                 1999    28.07%
                                 2000    39.15%

 *The Fund's total return for the period November 1, 2000 to September 30, 2001 is: 0.30%

            Best and worst quarterly performance during this period


   Fund                                        Performance
------------------------------------------------------------
  . Opportunity Fund
   Quarter ending 3/31/1991                   27.08% (Best)
   Quarter ending 9/30/1998                  -21.66% (Worst)


              Average Annual Total Return as of December 31, 2000


                                               Since
                                             inception
   Fund                   1 year  5 years   or 10 years
-------------------------------------------------------
  . Opportunity Fund      32.54%    12.22%    15.70%
-------------------------------------------------------
    S&P 500               -9.10%    18.33%    17.46%
-------------------------------------------------------
    Russell 2000 Index    -3.02%    10.31%    15.53%

                         Yea r by year total return (%)
                          as of December 31, each year


                        TCW Galileo Income + Growth Fund

                                 1991    26.49%
                                 1992    12.26%
                                 1993     9.25%
                                 1994    -6.13%
                                 1995    36.77%
                                 1996    13.13%
                                 1997    22.90%
                                 1998     0.85%
                                 1999    -4.14%
                                 2000    45.53%

 *The Fund's total return for the period November 1, 2000 to September 30, 2001 is: 3.70%

            Best and worst quarterly performance during this period


   Fund                                        Performance
------------------------------------------------------------
  . Income + Growth Fund
   Quarter ending 9/30/2000                   16.84% (Best)
   Quarter ending 9/30/1998                   -8.51% (Worst)


              Average Annual Total Return as of December 31, 2000


                                                           Since
                                                         inception
   Fund                               1 year  5 years   or 10 years
-------------------------------------------------------------------
  . Income + Growth Fund              38.56%    13.21%    13.98%
-------------------------------------------------------------------
    S&P 500                           -9.10%    18.33%    17.46%
-------------------------------------------------------------------
    Lipper Equity Income Fund Avg.     7.46%    13.42%    14.45%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund Assets, so their effect is included in the share price. The Class I shares of the funds have no sales charge (load) or Rule 12b-1 distributions.

FEE TABLE

                                                                      Diversified   Opportunity Income + Growth
                                                                      Value Fund       Fund          Fund
                                                                      -----------------------------------------
Shareholder Transaction Fees

1) Redemption Fees..................................                    None          None          None
2) Exchange Fees....................................                    None          None          None
3) Contingent Deferred Sales Load...................                    None          None          None
4) Sales Load on Reinvested Dividends...............                    None          None          None
5) Sales Load on Purchases..........................                    None          None          None

Annual Fund Operating Expenses
 Management Fees....................................                    0.75%         0.90%         0.75%
 Distribution (12b-1) Fees..........................                   None          None          None
 Other Expenses.....................................                    2.25%         0.40%         0.41%
                                                                       ----------------------------------------
 Total Annual Fund Operating Expenses(/1/)..........                    None          None          None
                                                                        3.00%(/2/)    1.30%         1.16%

-----------
(/1/)The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary expenses of the Fund to the extent necessary to limit the Fund's ordi-nary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.
(/2/)The above table does not reflect the previous investment adviser's volun-tary reimbursement of expenses. The total operating expenses for this Fund was
 .97%.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                1 Year 3 Years 5 Years 10 Years
                                                -------------------------------
Diversified Value Fund.........................  $303   $927   $1,577   $3,318
Opportunity Fund...............................  $132   $412   $  713   $1,568
Income + Growth Fund...........................  $118   $368   $  638   $1,409

TCW Galileo Diversified Value Fund

Investment Objectives/Approach

The Fund seeks long term capital appreciation, with a secondary goal of current income. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase. The Fund will focus its investments in "value companies."

Concepts to understand               In managing the Fund's investments, the
----------------------               Adviser blends a number of investment
Large capitalization companies       strategies. The Adviser emphasizes
are established companies that       investing in companies that tend to have
are considered known quantities.     one or more characteristics that are
Large capitalization companies       lower than the equivalent characteristics
often have the resources to          for companies in the Russell 1000 Value
weather economic shifts, though      Index such as the price to earnings
they can be slower to innovate       ratio, the price to cashflows ratio, the
than small companies.                price to book ratio and the price to
                                     sales ratio. The Adviser also seeks
Value companies are companies        companies that it believes are neglected
that appear underpriced according    or out of favor and whose stock prices
to certain financial measurements    are low in relation to current earnings,
of their intrinsic worth or          cash flow, book value or sales and those
business prospects (such as          companies that have reasonable prospects
price-to-earnings or price-to-       for growth even though the expectations
book ratios). Because a stock can    for these companies are low and their
remain undervalued for years,        valuations are temporarily depressed.
value investors often look for
factors that could trigger a rise    The Fund will generally invest in equity
in prices.                           securities which include common and pre-
                                     ferred stock; rights or warrants to pur-chase common stocks or preferred stocks;
                                     securities convertible into common and
                                     preferred stock such as convertible bonds and debentures; American Depository Re-ceipts (ADRs); and other securities with equity characteristics. ADRs are typi-cally certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some its assets in
                                     covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of the underlying fundamentals, the intermediate and long term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Diane Jaffe is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is "price volatility risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Opportunity Fund

Investment Objectives/Approach

The Fund seeks long term capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts
(ADRs) of such companies. The Fund may invest up to 35% of its assets in equity securities of companies other than small capitalization companies, and up to 20% of its assets in money market instruments. The Fund may also write covered call options.

Concepts to understand               In managing the Fund's Investments, the
----------------------               Adviser tries to identify those companies
Small-Sized Companies The Fund       that have fallen out of favor and whose
seeks long term capital              stock is selling below what the Adviser
appreciation by focusing on          believes is its real value. The Adviser
small, fast-growing companies        looks for those stocks with a potential
that offer cutting-edge products,    catalyst such as new products,
services or technologies. Because    technologies, or management that will
these companies are often in         trigger an increase in their value. The
their early stages of                Adviser analyzes each candidate's
development, their stocks tend to    fundamental strength, looking for
fluctuate more than most other       companies with well positioned product
securities.                          lines and experienced management with
                                     equity ownership. In the course of this
                                     analysis, the Adviser often discovers
                                     that many individual stocks in a
                                     particular industry or market sector
                                     offer attractive investment
                                     opportunities. The Adviser's analysis
                                     finds that frequently the market
                                     undervalues entire industries and
                                     sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may focus the Fund's investments in a number of industries that the Adviser's analysis has revealed as poised for growth.

                                     The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks; securities convertible into common and preferred stock, such as convertible bonds and debentures; ADRs; and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some of its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may seek to earn additional
                                     income by making loans of its portfolio
                                     securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     William Church is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and "foreign investing risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 . a lack of political or economic stability

 . foreign controls on investment and currency exchange rates

 . withholding taxes

 . a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Income + Growth Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities. In managing the Fund's investments, the Adviser will focus on companies that have a record of paying dividends.

Concepts to understand               The Adviser analyzes economic and market
----------------------               conditions and identifies securities that
Growth Companies are companies       make the best investments in the pursuit
exhibiting faster than average       of the fund's investment objectives. In
gains in earnings and which are      selecting the investments, the Adviser
expected to continue to show high    considers factors which may include one
levels of growth gain.               or more of the following:

                                     . the company's current valuation

                                     . market capitalization

                                     . price/earnings ratio

                                     . current dividend yield

                                     . the company's potential for a strong
                                       positive cash flow and future dividend
                                       growth.

                                     The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks; securities convertible into common and preferred stock such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some of its assets in covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Diane Jaffe is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

General Investment Risk
-----------------------
                                     Prices of most securities tend to be more
Since shares of the Fund             volatile in the short-term. Therefore an
represent an investment in           investor who trades frequently or redeems
securities with fluctuating          in the short-term is more likely to incur
market prices, the value of Fund     a loss than an investor who holds
shares will vary as the value of     investments for the longer term. The
each Fund's portfolio securities     fewer the number of issuers in which the
increases or decreases.              Fund invests, the greater the potential
Therefore, the value of an           volatility of its portfolio.
investment in the Fund could go
down as well as up.                  The Adviser may temporarily invest up to
                                     100% of the Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------
                                     As compared to U.S. companies, foreign
Investing in foreign securities      issuers generally disclose less financial
involves risks in addition to the    and other information publicly and are
risks associated with domestic       subject to less stringent and less
securities. An additional risk is    uniform accounting, auditing and
currency risk. While the price of    financial reporting standards. Foreign
a Fund's shares is quoted in U.S.    countries typically impose less thorough
dollars, a Fund generally            regulations on brokers, dealers, stock
converts U.S. dollars to a           exchanges, insiders, and listed companies
foreign market's local currency      than does the U.S., and foreign
to purchase a security in that       securities markets may be less liquid and
market. If the value of that         more volatile than domestic markets.
local currency falls relative to     Investment in foreign securities involves
the dollar, the U.S. dollar value    higher costs than investment in U.S.
of the foreign currency will         securities, including higher transaction
decrease.                            and custody costs as well as the
                                     imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                                     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit Risk
-----------
                                     The Funds may invest in convertible
Credit Risk refers to the            securities rated below investment grade.
likelihood that an issuer will       Debt securities that are rated below
default in the payment of            investment grade are considered to be
principal and/or interest on a       speculative. Those debt securities rated
security. Because convertible        below investment grade are also commonly
securities may be rated below        known as "junk bonds". These securities
investment grade, they are           are regarded as bonds predominately
subject to greater credit risk.      speculative with respect to the issuer's
                                     continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund was investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

European Economic                    Many European countries have adopted or
and Monetary Union                   are in the process of adopting a single
------------------                   European currency referred to as the
Certain of the Funds may invest      Euro. The consequences of the Euro
in European countries that have      conversion are unclear and may adversely
agreed to enter into the European    affect the value and/or increase the
Monetary Union (EMU). EMU is an      volatility of securities held by a Fund.
effort by certain European
countries to, among other things,    Among other things, EMU establishes a
reduce barriers between countries    single European currency (the Euro),
and eliminate fluctuations in        which was introduced on January 1, 1999
their currencies.                    and is expected to replace the existing
                                     national currencies of all initial EMU
                                     participants by January 1, 2002. Upon
                                     introduction of the Euro, certain
                                     securities (beginning with government and corporate bonds) have been redenominated in the Euro and, thereafter trade and make dividend and other payments only in Euros.

                                     Like other investment companies and
                                     business organizations, including the
                                     companies in which the Funds invest, the Funds could be adversely affected: (i) if the Euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the Euro as a distinct currency at the time of, and following Euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800,
Los Angeles, California 90017. As of September 30, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $75 billion under management or committed to management.

Portfolio Manager

Listed below are the individual who are primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)           Business Experience During Last Five Years
-------------------------------------------------------------------------------
 Diversified Value Fund &
 Income + Growth Fund
 Diane Jaffe              Ms. Jaffe is an Investment Officer and has served as
                          Director and Portfolio Manager at SG Cowen Asset
                          Management, Inc. since July, 1998 and served as
                          Director and Portfolio Manager of Cowen Asset
                          Management since July, 1995.
 Opportunity Fund
 William Church           Mr. Church is a Vice President and Senior Investment
                          Officer of SG Cowen Asset Management, Inc. since July
                          1998. Prior to that, Mr. Church was a Class I Limited
                          Partner of Cowen and Managing Director of Cowen
                          Incorporated and Chief Investment Office of Cowen
                          Asset Management.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

         Fund           Annual Management Fee (As percent of Average Net Asset Value)
-------------------------------------------------------------------------------------
Diversified Value Fund                               0.75%
Opportunity Fund                                     0.90%
Income + Growth Fund                                 0.75%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

     Initial              Additional                    IRA                     Additional IRA
 ---------------------------------------------------------------------------------------------
 Class I $25,000            $5,000                     $2,000                        $500

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the date of purchase.

Written sell order

Some circumstances require written sell orders, along with Medallion signature guarantees. These include:

 . amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another Class I Galileo Fund. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem the Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 for the Class I shares as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts             Each Fund restricts excessive trading
                                     (usually defined as more than four
Each Fund also reserves the right    exchanges out of the Fund within a
to make a "redemption in kind"--     calendar year). You are limited to one
payment in portfolio securities      exchange of shares in the same Fund
rather than cash--if the amount      during any 15-day period except investors
you are redeeming in any 90-day      in 401(k) and other group retirement
period is large enough to affect     accounts, investors who purchase shares
Fund operations (for example, if     through certain broker dealers, and asset
it equals more than $250,000 or      allocation accounts managed by the
represents more than 1% of the       Adviser or an affiliate. Each Fund
Fund's assets).                      reserves the right to:

                                     . refuse any purchase or exchange request
                                       that could adversely affect the Fund or
                                       its operations, including those from
                                       any individual or group who, in the
                                       Fund's view, are likely to engage in
                                       excessive trading

                                     . change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     . delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions).

       TO OPEN AN ACCOUNT                  TO ADD TO AN ACCOUNT
---------------------------------------------------------------------------------
 In Writing
 Complete the New Account
 Form. Mail your New
 Account Form and a check
 made payable to TCW
 Galileo      Fund to:
     Via Regular Mail
 TCW Galileo Funds, Inc.             (Same, except that you should include a note
 PFPC Inc.                           specifying the Fund name, your account number,
 P.O. Box 8909                       and the name(s) your account is registered in.)
 Wilmington, DE 19899-
 8909

 Via Express, Registered
    or Certified Mail
 TCW Galileo Funds, Inc.
 PFPC Inc.
 400 Bellevue Parkway,
 Suite 108
 Wilimington, DE 19809
---------------------------------------------------------------------------------
 By Telephone
 Please contact the
 Investor Relations
 Department at (800) FUND
 TCW [386-3829] for a New
 Account Form.
 Wire: Have your bank                (Same)
 send your investment to:
 PNC Bank, Philadelphia,
 PA
 ABA No. 031-0000-53
 Account No. 86-1282-4023
 FBO TCW Galileo
 Fund
 (Name on the Fund
 Account)
 (Fund Account Number)
---------------------------------------------------------------------------------
 Via Exchange
 Call the Transfer Agent
 at (800) 248-4486.
 The new account will
 have the same
 registration as the
 account from which you
 are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

   TO SELL OR EXCHANGE SHARES
---------------------------------
By Mail
Write a letter of instruction                To reach the Transfer Agent at
that includes:                               PFPC Inc., call toll free in the
 . your name(s) and signature(s)              U.S.
  as on the account form
 . your account number                        (800) 248-4486
 . the Fund name                              Outside the U.S.
 . the dollar amount you want to              (816) 843-7166 (collect)
  sell or exchange
 . how and where to send the
  proceeds
---------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies and
Services--Selling Shares").

Mail your letter of instruction
to:
        Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909

   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
---------------------------------
By Telephone

Be sure the Fund has your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your transaction.
Proceeds will be sent
electronically to your bank or a
check will be sent to the address
of record. Any undelivered checks
that remain uncashed for six
months will be reinvested in the
Fund at the per share NAV
determined as of the date of
cancellation.

Telephone redemption requests
must be for a minimum of $1,000.
---------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.

Be sure to maintain an account
balance of $2,000 or more.
Systematic Withdrawal plans are
subject to a minimum annual
withdrawal of $500.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors, to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

TCW Galileo Diversified Value Fund--Class I(/4/)

                                                  Year Ended November 30
                                              -------------------------------
                               Period Ended                       Period from
                               May 31, 2001                       2/2/98(/3/)
                               (unaudited)     2000        1999   to 11/30/98
                               -----------------------------------------------
 Net asset value, beginning
 of period                        $11.26      $10.20      $ 9.54    $ 9.77(/1/)
                                -----------------------------------------------
 Investment operations
    Investment Income--Net           .03        0.10        0.12      0.10
    Net realized and unrealized
    gains (losses) on
    investments                     1.09        1.05        0.67     (0.25)
                                ------------------------------------------------
 Total from investment
 operations                         1.12        1.15        0.79     (0.15)
                                ------------------------------------------------
 Less distributions
    Dividend from net
    investment income               (.03)      (0.09)      (0.13)    (0.08)
    Distributions from net
    realized gains on
    investments                       --          --          --        --
                                ------------------------------------------------
 Total distributions                (.03)      (0.09)      (0.13)    (0.08)
                                ------------------------------------------------
 Net asset value, end of
 period                           $12.35      $11.26      $10.20    $ 9.54
                                 ================================================
 Total Return                     10.00%(/2/) 11.42%       8.27%    (1.56%)(/2/)

Ratios/Supplemental Data
 Net assets, end of period
 ($ x 1000)                       $   75      $   68      $1,264    $1,153(/2/)
 Ratio of expenses to
 average net assets                 .48%(/2/)  0.97%(/5/)  0.97%     0.80%(/2/)
 Ratio of net investment
 income (loss) to average
 net assets                         .26%(/2/)  1.39%       1.17%     1.01%(/2/)
 Decrease reflected on above
 ratios due to expense
 reimbursements/waivers             .97%(/2/)  2.03%       1.18%      .55%(/2/)
 Portfolio turnover rate             18%(/2/)    83%         52%       67%(/2/)

(/1/)Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(/2/)Not Annualized
(/3/)Commencement of Operations
(/4/)Based upon average shares outstanding
(/5/)The above table reflects the previous investment adviser's voluntary reimbursement of expenses. The total operating expenses without reimbursement for this Fund would be 3.00%.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Funds, Inc. has been audited by KPMG LLP, the independent auditors, to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Funds. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

TCW Galileo Opportunity Fund--Class I(/1/)

                           Period Ending            Year Ended November 30
                            On May 31,     --------------------------------------------
                               2001         2000     1999      1998     1997     1996
                             -----------------------------------------------------------
 Net asset value,
 beginning of period          $ 16.13      $ 12.19  $ 10.24  $  16.69  $ 16.77  $ 13.20
                             -----------------------------------------------------------
 Investment operations
    Investment loss--
    Net(/1/)                    (0.02)       (0.03)   (0.04)    (0.04)   (0.03)   (0.01)
    Net realized and
    unrealized gains
    (losses) on investments      3.21         3.97     1.99     (3.47)    2.01     3.89
                             -----------------------------------------------------------
 Total from investment
 operations                     3.19%         3.94     1.95     (3.51)    1.98     3.88
                             -----------------------------------------------------------
 Less distributions
    Dividend from net
    investment income              --           --       --        --       --       --
    Distributions from net
    realized gains on
    investments                   .51           --       --     (2.94)   (2.06)   (0.31)
                             -----------------------------------------------------------
 Total distributions              .51           --       --     (2.94)   (2.06)   (0.31)
                             -----------------------------------------------------------
 Net asset value, end of
 the period                   $ 18.81      $ 16.13  $ 12.19  $  10.24  $ 16.69  $ 16.77
                             ===========================================================
 Total return                  20.24%(/2/)  32.32%   19.04%  (24.71)%   13.82%   30.17%
 Ratios/Supplemental Data
 Net Assets, end of
 period ($ x 1000)            $10,727      $ 8,631  $ 9,339  $ 19,051  $52,944  $40,369
 Ratio of expenses to
 average net assets              .64%(/2/)   1.30%    1.27%     1.14%    1.02%    1.01%
 Ratio of net investment
 income (loss) to average
 net assets                    (.10)%(/2/) (0.21)%  (0.35)%   (0.34)%  (0.19)%  (0.17)%
 Decrease reflected on
 above ratios due to
 expense
 reimbursements/waivers            --           --       --     0.01%    0.06%    0.15%
 Portfolio turnover rate          59%(/2/)    164%     150%      124%     159%     182%

(/1/)Based upon average shares outstanding
(/2/)Not annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the two years ended November 30, 2000 of the SG Cowen Income & Growth Fund, Inc. has been audited by KPMG LLP, the independent auditors, to the Fund's Predecessor Fund, whose report thereon appears in the Annual Reports of the Predecessor Funds. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors. The information for the period ended May 31, 2001 is unaudited.

TCW Galileo Income + Growth Fund--Class I

                                                  Year Ended November 30
                           Period Ending   -----------------------------------------
                           May 31, 2001     2000    1999     1998    1997     1996
                          ----------------------------------------------------------
 Net Asset Value,
 beginning of period          $14.04       $11.26  $ 12.39  $14.61  $ 14.45  $ 13.23
                          ----------------------------------------------------------
 Investment operations
    Investment Income--Net       .02         0.59     0.31    0.35     0.41     0.58
    Net realized and
    unrealized gains
    (losses) on investments   $ 1.11         2.92    (0.42)   0.16     1.97     1.69
                          ----------------------------------------------------------
 Net from investment
 operations                   $ 1.13         3.51    (0.11)   0.51     2.38     2.27
                              -------------------------------------------------------
 Less Distributions
    Dividend from net
    investment income           (.10)       (0.23)   (0.30)  (0.34)   (0.40)   (0.56)
    Distributions from net
    realized gains on
    investments                 (.44)       (0.50)   (0.72)  (2.39)   (1.82)   (0.49)
                              -------------------------------------------------------
 Total distributions            (.54)       (0.73)   (1.02)  (2.73)   (2.22)   (1.05)
                              -------------------------------------------------------
 Net asset value, end of
 the period                   $14.63       $14.04  $ 11.26  $12.39  $ 14.61  $ 14.45
                              =======================================================
 Total Return                   8.26(/2/)  33.46%  (0.92)%   4.22%   19.57%   18.25%

Ratios/Supplemental Data
 Net Assets, end of
 period ($ x 1000)            $1,179       $  951  $ 4,468  $5,920  $10,444  $11,733
 Ratio of expenses to
 average net assets             .59%(/1/)   1.16%    1.06%   0.91%    1.05%    0.90%
 Ratio of Net Investment
 Income (loss) to average
 net assets                     .70%(/1/)   1.50%    2.45%   2.50%    2.98%    3.90%
 Decrease reflected on
 above ratios due to
 expense
 reimbursements/waivers           --           --       --   0.06%    0.14%    0.16%
 Portfolio turnover rate           0          73%      71%     62%      75%      79%

(/1/)Not annualized.
(/2/)Based on average shares outstanding.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:

                                     SEC file number: 811-7170


                                     More information on the Fund is available
Call (800) 248-4486                  free upon request, including the follow-
                                     ing:


For information regarding the TCW
Galileo Funds, Inc.:                 Annual / Semi-Annual Report


                                     Describes the Funds' performance, lists
Call (800) FUND TCW (386-3829)       portfolio holdings and contains a letter
                                     from the Funds' portfolio manager
                                     discussing recent market conditions,
                                     economic trends and Fund strategies.

In writing:

TCW Galileo Funds, Inc.
c/o PFPC Inc.                        Statement of Additional Information (SAI)
P.O. Box 8909
Wilmington, DE 19899-8909            Provides more details about the Fund and
                                     its policies. A current SAI is on file
                                     with the Securities and Exchange
                                     Commission (SEC) and is incorporated by
                                     reference and is legally considered part of this prospectus.

On the Internet:
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com

You may visit the SEC's website
at www.sec.gov to view text only
versions of Fund documents filed
with the SEC. You can also obtain
copies by visiting the SEC's
Public Reference Room in
Washington, DC (phone 1-800-SEC-
0330) or by sending your request
and a duplicating fee to the
SEC's Public Reference Section,
450 Fifth Street, N.W.,
Washington, DC 20549-6009 or by
electronic request at the
following e-mail address: www.
publicinfo@sec.gov.

                                     TCW Galileo Aggressive Growth Equities Fund

                                         TCW Galileo Convertible Securities Fund

                                              TCW Galileo Diversified Value Fund

                                              TCW Galileo Earnings Momentum Fund

                                                TCW Galileo Income + Growth Fund

                                               TCW Galileo Large Cap Growth Fund

                                                TCW Galileo Large Cap Value Fund

                                                    TCW Galileo Opportunity Fund

                                                TCW Galileo Select Equities Fund

                                               TCW Galileo Small Cap Growth Fund

                                                TCW Galileo Small Cap Value Fund

                                            TCW Galileo Value Opportunities Fund


                                                   TCW Galileo Money Market Fund

                                              TCW Galileo Core Fixed Income Fund

                                                TCW Galileo High Yield Bond Fund

                                     TCW Galileo Mortgage-Backed Securities Fund

                        TCW Galileo Total Return Mortgage-Backed Securities Fund


                                          TCW Galileo Asia Pacific Equities Fund

                                      TCW Galileo Emerging Markets Equities Fund

                                        TCW Galileo Emerging Markets Income Fund

                                              TCW Galileo European Equities Fund

                                              TCW Galileo Japanese Equities Fund

                                  TCW Galileo Select International Equities Fund

                                                 TCW GALILEO INSTITUTIONAL FUNDS
                                                                   U.S. Equities


More information on the Fund is available free upon request, including the following:

Annual / Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Portfolio
Manager discussing recent market conditions, economic trends and Fund strategies.

Statement of Additional Information (SAI)
Provides more details about the Fund and its policies.
A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.


                                                        Visit us at our Website:
                                                              www.tcw.com


                             FOR MORE INFORMATION

       To obtain information

                 By telephone, call:  800-FUND-TCW (800-386-3829)

                 By mail, write to:  TCW Galileo Funds, Inc.
                                     865 South Figueroa Street
                                     Suite 1800
                                     Los Angeles, California 90017

                 On the Internet:    Text-only versions of Fund
                                     documents can be viewed
                                     online or downloaded from:

                                     SEC: http://www.sec.gov



                 You can also obtain copies by visiting the SEC's
                 Public Reference Room in Washington, DC
                 (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                 SEC file number: 811 7170